Exhibit 16
                                                                      ----------

                                                                  April 17, 2009

Securities and Exchange Commission
100 F Street, N.E.
Washington D.C. 20549-7561


Dear Sirs/Madams:

We have read ICTS International N.V.'s statements included under Item 4.01 of its Form 6-K filed on April 17, 2009 and we agree with such statements concerning our firm.

                     s/s Mahoney Cohen & Company, CPA, P.C.